EXHIBIT 3.1.2



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                                                     Colorado Secretary of State
                                              Date and Time: 12/13/2007 04:42 PM
                                                          Id Number: 20051109690

                                                    Document number: 20071573265


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                              ARTICLES OF AMENDMENT

Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised
                               Statutes (C.R.S.)

ID number:  20051109690

1. Entity name: Blue Star Energy, Inc.

2. New Entity name: Brishlin Resources, Inc.


3. None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration
   expires                                            -----------------
                                                       (mm/dd/yyyy)
        OR

7. Delayed effective date: ----------------- (mm/dd/yyyy)

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:
                                 Hart         William           T.
                              -------------------------------------------
                                (Last) (First) (Middle)

                             1624 Washington Street.
                              -------------------------------------------
                             (Street name and number or Post Office information)

                              Denver            CO             80203
                              ------------------------------------------------
                              (City) (State) (Postal/Zip Code)


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                                                     Colorado Secretary of State
                                              Date and Time: 09/10/2008 11:14 AM
                                                          Id Number: 20051109690

                                                    Document number: 20081484976


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                              ARTICLES OF AMENDMENT

Filed pursuant to ss.7-90-301, et seq. and ss.7-110-106 of the Colorado Revised
                               Statutes (C.R.S.)

ID number:  20051109690

1. Entity name: Brishlin Resources, Inc.

2. New Entity name: Synergy Resources Corporation

3. None

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which
   the period of duration expires                    -----------------
                                                       (mm/dd/yyyy)
        OR

7. Delayed effective date: ----------------- (mm/dd/yyyy)

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:
                                 Hart         William           T.
                              -------------------------------------------
                                (Last) (First) (Middle)

                             1624 Washington Street.
                              -------------------------------------------
                             (Street name and number or Post Office information)

                              Denver            CO             80203
                              ------------------------------------------------
                              (City) (State) (Postal/Zip Code)


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                                                     Colorado Secretary of State
                                           Date and Time: 12/19/2008 14:18:56 PM
                                                         Id Number: 200771598016

                                                  Document number: 20081656809 M

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

                               STATEMENT OF MERGER
                     (Surviving Entity is a Domestic Entity)

Filed pursuant to ss.7-90-203.7, of the Colorado Revised Statutes (C.R.S.)

1. ID number: 200771598016

   Entity name or true name:  Synergy Resources Ltd.
                              ----------------------------------------------

    Form of entity:           Corporation
                              ----------------------------------------------

   Jurisdiction:              Colorado
                              ----------------------------------------------

   Street address:            20203 Highway 60
                              ----------------------------------------------
                             (Street number and name)

                              Platteville            CO            80651
                              ----------------------------------------------
                               (City) (State) (Zip/Postal Code)

2. For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law o which it is formed, and principal address are

    ID number:                 20051109690

    Entity name or true name:  Synergy Resources Corporation
                              ----------------------------------------------

    Form of entity:           Corporation
                              ------------------------------------------------

   Jurisdiction:              Colorado
                              ------------------------------------------------

   Street address:            20203 Highway 60
                              ------------------------------------------------
                              (Street number and name)

                              Platteville            CO            80651
                              ----------------------------------------------
                               (City) (State) (Zip/Postal Code)

3. Each merging entity has been merged into the surviving entity.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. Not applicable.



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8. The true name and mailing address of the individual causing this document to be delivered for filing are


       Scaff               William             E.           Jr.
---------------------------------------------------------------------
     (Last) (First) (Middle) (Suffix)

                        20203 Highway 60
------------------------------------------------------------------------
                     (Street number and name)

       Platteville               CO                     80651
------------------------------------------------------------------------
        (City) (State) (Zip/Postal Code)









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